Exhibit 99.3

Courageous Innovation Dedicated to Bringing Game - Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally

2 This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 , including, but not limited to, strategy, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the preclinical and clini cal development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, success an d data announcements of current ongoing preclinical and clinical trials, the ability to initiate new clinical programs, statements regarding qualitat ive assessments of available data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development time lin es, which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipat es, ” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify th ese forward - looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results t o d iffer materially from our current expectations, including, but not limited to, the risks that preliminary, interim and top - line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data may emerge in ongoing clinical trials or through further ana lyses of existing clinical trial data; that earlier non - clinical and clinical data and testing of may not be predictive of the results or success of later clinical tri als; and that that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and E xch ange Commission (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file wit h the SEC. Any forward - looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligation to update forward - looking statements contained in this presentation whether a s a result of new information, future events, or otherwise, after the date of this presentation. Forward Looking Statement Ocugen - March 2026

Pioneering biotechnology company leading the way to address major blindness diseases with novel modifier gene therapy Leader in Ophthalmology Gene Therapy

4 Introduction We're Here to Make an Impact Through Courageous Innovation Dedicated to Bringing Game - Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally Respect Integrity Teamwork Accountability Head quarters , Malvern, Pennsylvania GMP Facility Values Ocugen - March 2026

5 Targeting Three Biologics License Applications (BLAs) in Three Years Pipeline Phase I Phase II Phase III Target BLA/ MAA * Submission Program 300, 000 (U.S. + EU) Gene - agnostic targeting >100 genes, broad indication ABCA4 - associated retinopathies caused by 1,200+ mutations Advanced dry age - related macular degeneration ( d AMD ) Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial) Phase 2/3 Pivotal Confirmatory Clinical Trial in Progress Plan to Initiate Phase 3 in 2026 2026 2027 2028 100, 000 (U.S. + EU) 2 - 3 million (U.S. + EU) Retinitis Pigmentosa Stargardt Disease Geographic Atrophy OCU400 OCU410ST OCU410 Designations: RMAT 1 , ODD 2 , OMPD 3 & ATMP 4 Designation: ODD, RPDD 5 & OMPD Designation: ATMP 1 Regenerative Medicine Advanced Therapy (RMAT); 2 Orphan Drug Designation (ODD); 3 Orphan Medicinal Product Designation (OMPD); 4 Advance Therapy Medicinal Products (ATMP); 5 Rare Paediatric Disease Designation (RPDD); Rolling Submission * Market Authorization Application will follow BLA submission Ocugen - March 2026

Breakthrough technology designed to address many rare diseases as well as complex diseases that affect millions Modifier Gene Therapy Platform

7 Problem 3 million+ people living with retinal disease globally Most retinal therapies treat symptoms or target single genes, leaving millions with progressive vision loss and no effective, lasting treatment options. No therapy available for many retinal diseases, specially inherited retinal diseases such as RP, Stargardt and others Diseased retina Healthy retina ONL ONL INL OS OPL INL GCL 1 Jones BW, Marc RE, Pfeiffer RL. Retinal Degeneration, Remodeling and Plasticity. 2016 Oct 28. In: Kolb H, Fernandez E, Nelson R, editors. Webvision : The Organization of the Retina and Visual System [Internet]. Salt Lake City (UT): University of Utah Health Sciences Center; 1995 - . Available from: https://www.ncbi.nlm.nih.gov/books/NBK482309/ 2 https://www.nature.com/articles/s41434 - 024 - 00440 - 6 Ocugen - March 2026

Traditional therapy has limited therapeutic potential Traditional therapy can only target one single gene at a time, limiting therapeutic potential. Problem 8 of all human proteins are expressed in the retina genes are highly specialized to it, interacting through complex pathways mutations affecting the retina have already been identified 65% 785 250+ Photoreceptor development Inflammation and cell survival Phototransduction Cone cell development Metabolism Ocugen - March 2026

9 The Solution is a Gene - Agnostic Approach Solution Our breakthrough technology is designed to address rare diseases and complex diseases Targeting master regulators Master regulators control entire gene networks. By targeting them, Ocugen’s gene therapy platform addresses the root cause of IRDs and multifactorial diseases ( e.g dAMD ). Gene - Agnostic Multifactorial Durable Effect Broad Impact Ocugen - March 2026

10 The Platform Modifier Gene Therapy Platform AAV5 C arries Modifier Gene ( M )* 1. Modifier Gene (M) Regulation of target gene Expression 2. Molecular Reset of the Gene Network Restoration of Molecular and cellular homeostasis 3. Retina Increased survival of retinal cells 4. * Modifier Genes: NR2E3 or RORA Single subretinal injection Ocugen - March 2026

Key Attributes of AAV5 vector: • Non - integrating Vector • Enhanced Tissue Specificity • High Transduction Efficiency • Long Term Gene Expression • Low Immunogenicity The Platform Product Highlights: • Novel Gene Agnostic Therapy • Broad Patient Eligibility • Durable Benefit • Favorable Safety & Tolerability Profile • Proven Clinical Efficacy Modifier Gene Therapy: A Platform Technology Based on AAV5 Vector and Nuclear Hormone Receptor Genes 11 Ocugen - March 2026

OCU400 Retinitis Pigmentosa (RP) Broad indication, gene - agnostic, targets 100+ genes

13 OCU400 First - in - Class Gene Therapy for Retinitis Pigmentosa Retinitis Pigmentosa Retinitis Pigmentosa (RP) is a group of rare, inherited retinal diseases caused by mutations in over 100 genes, leading to progressive vision loss and, in many cases , blindness. 1.6 million 2,000 1 Market Potential U.S. + EU approved treatment ava ila ble globally suffer from RP $52 M peak annual sales Luxturna® only addresses one gene (RPE65) Regulatory Milestone s (Anticipated) One product for all 100 genes delivered via a single, subretinal injection Designations OCU400 Phase 3 trial underway — largest orphan gene therapy trial for RP Manufacturing process validation Rolling Submission U.S. (BLA) Followed by EU (MAA) FDA (RMAT + ODD) EMA (ATMP+ OMPD) Patients going untreated 298,000 Regenerative Medicine Advanced Therapy (RMAT); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD); EAP= Expanded Access Program 2026 Ocugen - March 2026

14 A Novel Modifier Gene Therapy for RP Patients OCU400 A gene - agnostic, broad - spectrum approach targeting retinal health at the root Potential curative therapy with a single subretinal injection using NR2E3 rd1 Rho - / - Rho P23H Preclinical data demonstrates activity across multiple retinal degeneration mouse models NR2E3 Retina - specific gene expression "Master Regulator" of many genetic pathways Resets transcriptional networks and restores retinal health rd16 rd7 Li S. Nature Gene Ther . 2021;28(5):223 - 241. Ocugen - March 2026

Preclinical studies demonstrating MOA OCU400 (AAV encoding NR2E3) Rho -/- Rho P23H+/- Rd7 (NR2E3) Rd1 (PDE6B) Rd16 (CEP290) Adapted from: § Li et al., Nature Gene Therapy, 2021 § McNamee et al., Nature Gene Therapy, 2024 Fundus Imaging Improvement in Retinal Structure OCU400 Untreated Treated Histology Slow/Stop Retina Degeneration OCU400 Untreated Treated Biomarkers: Molecular reset Restoration of Expression of Key Transcription Factors Immunofluorescence (IF) Restoration of Phototransduction Gene Expression OCU400 Untreated Treated RP LCA Preclinical Animal Models: Electroretinography (ERG) Improvement in Photoreceptor Function Immunofluorescence (IF) Electroretinography Biomarkers: Molecular Reset Fundus Imaging Histology 15 Ocugen - March 2026

Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 Patient 6 Patient 7 Patient 8 16 Improved Patient Visual Function and Field in Phase 1/2 Clinical Trials OCU400 *RHO +AR - NR2E3 Subjects ( - Adverse Events, Sentinel); and Ceiling Effect (RHO) Subjects; ^ ceiling effect (AR - NR2E3) # AR - NR2E3 Subjects: Baseline MLMT at 5 Lux level; 1Lux level improvement resulted in ceiling effect on old scale on 0 - 6 Lux levels ¶ Subjects 001 - 003, 003 - 001, 001 - 005, 002 - 002 and 003 - 006 were responders based on the adapted LDNA Scale rounded to the nearest Lux level. Visual field is represented as improvements in VTOT or V30 compared to untreated eyes 63% of Treated Eyes Showed Improvement from baseline after 12 months 10s Improvement statistically significant improved in MT completion in Treated Eyes (p=0.031) 75% Improvement of VF in Treated Eyes in ITT subgroup demonstrated compared to untreated eyes (6/8) Eye Mobility Under Low Light Subject ID (with Mutation) Mobility Test Improvement Visual Field Improvement MLMT Scale LDNA Scale MLMT Scale (Phase 1/2) Lux Levels Lux Intensity 400 250 130 50 10 5 1 0.1 0 1 2 3 4 5 6 7 Lux Levels Lux Intensity LDNA Scale (Phase 3) 500 178 63 22 8 3 1 0.125 0 1 2 3 4 5 6 9 8 7 0.35 0.04 Ocugen - March 2026

17 Long - Term Safety & Durability Data OCU400 Improvement in visual function in treated eyes when compared to untreated eyes, demonstrates gene - agnostic Mechanism of Action 0 Se rious Adverse Events Reported 100% treated evalu a ble subjects showed improvement or preservation in visual function compared to untreated eyes OCU400 demonstrated a durable and statistically significant (p=0.005) improvement in visual function (LLVA) in all evaluable treated subjects at 2 Yr when compared to untreated eyes Multiple Mutations (N=11 ) RHO (N=8 ) Mean Change in LLVA (ETDRS Letters) from Baseline Results from Phase 1/2 Study Ocugen - March 2026

18 Phase 3 liMeliGhT Trial — Largest RP Data Set OCU400 Phase 3 Study Design Endpoints MT D Determined in Phase 1/2 Control Group No Treatment Treatment Group 2.5 п ͳͲ ଵ଴ vg per eye 250 µL 140 RP patients 2:1 ratio Visual function improvement in treated eye vs. control eye Assessed by Low Luminance Visual Acuity (LLVA) Target Population Early - to late - stage disease in broad RP population i ncluding pediatrics ( 3 + years) 12 - month change in f unction vision assessed by LDNA* Improvement in Lux Level i n LDNA from baseline to 12 months Primary Secondary 2 1 *LDNA= Luminance Dependent Navigation Assessment is a mobility test administered on a maze under different lux levels Exploratory: Patient Global Impression of Change (PGIC) Top Genes Associated with RP Ocugen - March 2026

OCU410ST Stargardt Disease ABCA4 - associated retinopathies >1,200 mutations

OCU410ST First - in - Class Gene Therapy for Stargardt Disease Stargardt Disease A rare IRD associated with 1,200+ mutations of the ABCA4 gene 1 million 0 Market Potential U.S. + EU approved treatments available globally suffer from ABCA4 - associated retinopathies Regulatory Milestone s (Completed/anticipated) for upregulation of networks of key genes improving the cell environment and survival with a single, subretinal injection Designations OCU410ST 2025 Initiated pivotal Phase 2 / 3 2027 Topline Data, BLA submission FDA ( RPD D + ODD ) EMA (ATMP+ OMPD) 100% of Patients going untreated 100,000 Potential Patients Advanced Therapeutic Medicinal Product (ATMP); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD) 2026 Complete enrollment Interim analysis 20 Ocugen - March 2026

21 GARDian3 - Phase 2/3 Pivotal Confirmatory Trial OCU410ST Endpoints Trial Design Randomized 2:1 (N=51) DSMB 4 - week Data Reviews Functional improvement in vision vs. control eye Assessed by LLVA and BCVA EZ analysis (exploratory) Target Population Early - to late - stage disease population Including pediatrics ( 3 + years) 12 - month change in atrophic lesion size from baseline vs. control Measured in mm 2 by fundus autofluorescence (FAF) 34 Treatment Group 3 п 10 10 vg per eye in 200 µL 17 Control Group No Treatment First Second 17 17 All Subjects M TD Established in Phase 1 Primary Secondary Adaptive design with sample size re - estimation [Mid - 2026] Interim Analysis: 24 subjects complete 8 months post - OCU410ST (16 treated and 8 controls) DMC Interim - Data Analysis Ocugen - March 2026

22 Phase 1 GARDian1 Trial Demonstrated Clinically Meaningful Benefit OCU410ST Treated Eyes Untreated Eyes Atrophic Lesion Growth * 54 % slower compared to untreated eyes Visual Function * 100% Stabilized or Improved compared to untreated eyes Nearly 1 - line gain In visual acuity compared to untreated eyes Improvement 1 from Baseline Decrease from Baseline Stabilization Improvement or Preservation in evaluable Treated Eyes Preservation = - /+4 letters from Baseline, Improvement: ≥5 Letters from Baseline No Serious Adverse Events Reported N=6 N=6 *Khanani et al ., Nature Eye, January 10, 2026 ( https://doi.org/10.1038/s41433 - 025 - 04202 - 5 ) Ocugen - March 2026

23 Source : Velaga et al., BMJ Open Ophthalmology 2021 Why EZ? OCU410ST • EZ is a hyperreflective band representing photoreceptor inner/outer segment junction • Indicates photoreceptor health line OCT • Biomarker for photoreceptor structural integrity and metabolic health • EZ disruption precedes RPE loss and visible atrophy in GA and Stargardt disease What is Ellipsoid Zone (EZ) • EZ loss predicts future visual acuity decline and impacts functional outcomes Structure - Function Correlation • EZ changes occur before visible RPE atrophy expansion in GA progression • Enables earlier intervention and more sensitive treatment effect detection in GA and Stargardt • Correlates to earlier functional therapeutic benefit (effect as early as 1 year) compared to other measures such as visual acuity (effect ≥ 2 years) Why it Matters: Early and Sensitive Detection • EZ metrics predicted treatment response in high - EZ/RPE ratio eyes as well as it is clinically meaningful • EZ is established as clinically relevant AMD/GA endpoint Proven Success in Recent Trials CS (≤1mm diameter) Normal/Intact Ellipsoid Zone Parafoveal Area (PAA) (>1mm to ≤3mm) Ocugen - March 2026

Data points at 12M (N=6, 3 Low Dose, 2 Med Dose, 1 High Dose) CFB= Change from Baseline, EZ preservation/restoration = ≤ +0.5 mm²/year For N=6 Subjects; 1 High dose subject with loss - to - follow up, 1 High dose subject with cataract and 1 Med dose subject with fove al detachment during surgery were not included in the analysis M12 -2 -1 0 1 2 E Z a r e a l o s s ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Treated Eye Untreated Fellow Eye • 116% relative decline in EZ loss rate with treatment • Untreated eyes show expected disease decline/atrophy 116% relative reduction in EZ in treated eyes vs. untreated eyes OCU410ST Treatment Provides Retinal Structural Preservation by Reducing EZ Loss & Photoreceptor Degeneration – Phase 1 GARDian Trial OCU410ST 24 Ocugen - March 2026

OCU410 Geographic Atrophy Advanced dry age - related macular degeneration ( dAMD )

26 OCU410 First - in - Class Gene Therapy for GA Patients Geographic Atrophy Geographic Atrophy (GA) is an advanced form of dry AMD. GA causes irreversible degeneration of retina cells in the macula, leading to loss of central vision. ~8 million 2 Market Size U.S. + EU approved treatments available that address only 1 of the 4 pathways involved in disease progression globally suffer from advanced dAMD Regulatory Milestone s (Anticipated) Designed to address all four pathways associated with GA without 6 - 12 injections per year and related side effects Designation s OCU410 2026 Initiate Phase 3 2028 Topline data, BLA submission EMA (ATMP) SYFO V RE ® and IZERVAY ® > $ 1 B combined annual sales 2 - 3M Patients Recent Milestone Positive Preliminary 12 - month Phase 2 data Approved Products in US 2026 Phase 2 full data release 2027 Complete enrollment 26 Ocugen - March 2026

27 1 Akula et al. Gene Ther 2024; MOA= Mechanism of Action: a nti - drusen activity (improves retinal function), anti - inflammatory (suppresses inflammation in HMC3 cells), anti - oxidative (impr oves ARPE19 cell survival), anti - complement (increases Cd59 protein) OCU410 Aims to Disrupt GA Treatment Driven by a Novel MOA Driving global change at the patient level (2 - 3M patients in U.S. and EU ) GA Patient Experience RORA 4 - way MOA 1 Addresses all disease pathways – marketed therapies only address the complement system Ocugen - March 2026 OCU410

Endpoints Randomization 1:1:1 EZ preservation (correlates to visual function) 17 Control Group No Treatment Primary: Exploratory: 17 Medium Dose 1x 10 10 vg per eye, 200 µL 17 High Dose 3x 10 10 vg per eye, 200 µL Phase 2 ArMaDa Trial: To Assess Safety and Efficacy of OCU410 in GA Target Population: Geographic atrophy secondary to dry AMD 28 • Subjects 50 years and older • BCVA of ≥21 ETDRS Letters • Total GA area ≥2.0 and ≤ 20.5 mm2 (1 to 8 disk areas) • GA within foveal and nonfoveal region • CNV in fellow eye is not exclusionary • Subjects who had a history of pegcetacoplan or avacincaptad pegol use were enrolled with 3M washout period Key Protocol Inclusion Criteria: Change in GA lesion size measured in mm 2 by FAF at Month 12 Phase 2 ( ArMaDa Trial): NCT06018558 Ocugen - March 2026 OCU410

29 Retinal Vasculitis and/or Retinal Vascular Occlusion Choroidal Neovascularization (CNV) Intraocular Inflammation I schemic Optic Neuropathy Treatment Emergent Serious Adverse Events Treatment Emergent Adverse Events C onsidered S evere OCU410 Med Dose (N=16) Endophthalmitis and Retinal Detachments Adverse Events (AE), Serious AEs, Adverse Event of Special Interest (AESI) 0 0 1* 0 0 0 0 OCU410 High Dose (N=16) Control (N=13) 0 0 2* 0 0 0 0 0 0 1* ϭ ͓ 0 0 0 # Intraocular Inflammation deemed related to study procedure – resolved *CNV reported as AEs were not related to OCU410 based on DSMB review No OCU410 - related SAEs and AESIs reported to date Phase 2 Safety and Tolerability Data Ocugen - March 2026 OCU410

OCU410 Phase 2 Data Show Significant Reduction in Lesion Size at 12 Months References: Apellis OAKS/DERBY (Heier et al, Lancet), Iveric GATHER 2 (Liao 2023, Khanani 2024, Lancet/Ophthalmology), Natural History Meta - analysis (Fleckenstein 2018, Ophthalmology). Cha nge from Baseline for OCU410 was against ArMaDa control subjects; Dropout rates for approved therapies reported after 10 injections (PIPER|SANDLER Industry Note, June 2025); O CU410 Optimal Dose = Medium Dose Potentially addresses current unmet need in treating GA: • Potential one - and - done treatment for life versus 6 - 12 injections per year • May overcome up to 40% drop - out reported in the current standard of care Topline, 12 - month efficacy results in Phase 1 and Phase 2: • Promising efficacy in Phase 1 and Phase 2 • Apparent structural preservation on GA lesion • EZ preservation may support visual function Topline data suggests favorable safety and tolerability profile: • No SAEs and AESIs deemed related to OCU410 % Reduction in lesion size compared to control in reported studies 1.0 1.5 2.0 2.5 Pegacetacoplan Monthly @ 24M Pegacetacoplan EOM @ 24M Avacincaptad pegol @ 12M OCU410 - Optimal dose @ 12M Control (Natural History) - 22% - 19% - 15% - 31% Mean Change of GA Area (mm²) from BL 30 Ocugen - March 2026 OCU410

Lesion Size 31%, 16% reduction in medium, high dose group, respectively compared to control 31 OCU410 Provides Treatment Benefit at 12 Months For lesion criteria (≥2.5 mm 2 and ≤17.5mm 2 ) evaluable subjects (N=39)include controls (N=12), medium dose (N=16), and high dose (N=11) and for lesion criteria (≥5 mm 2 and ≤17.5mm 2, N=31 ) Controls (N=9), medium dose (N=13) and high dose (N=9). References for Natural History: Mones and Biarnes, 2018, TVST, N=117 Lesion ≥5 mm 2 and ≤17.5mm 2 (N=31) Lesion Size 33%, 31% reduction in medium, high dose group, respectively compared to control Lesion ≥2.5 mm 2 and ≤17.5mm 2 (N=39) (Lesion criteria in pivotal trials supporting approval) 0.0 0.5 1.0 1.5 2.0 2.5 G A L e s i o n A r e a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Control Medium Dose High Dose 12 Months Natural History - 16% - 31% 12 Months - 31% - 33% Lesion Size 18% reduction in treated eyes compared to controls Overall Analysis (N=42) ≥2.0 mm 2 and ≤20.5mm 2 Approved products: • Avacincaptad pegol at 12M (15%) • Pegcetacoplan EM at 24M (22%) 0.0 0.5 1.0 1.5 2.0 2.5 12 Months Control OCU410 - Overall Treated (Medium+High Dose) G A L e s i o n A r e a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L -18% 12 Months Ocugen - March 2026 OCU410

0 10 20 30 12 Months Control Medium Dose Lesion Size 31% reduction in medium dose group compared to control Treatment Benefit with Optimal Dose (Medium) in Phase 2 ArMaDa Trial References for Natural History: Mones and Biarnes , 2018, TVST, N =117; For Primary Endpoint analysis evaluable subjects include controls (N=12) and medium dose (N=16); for EZ loss analysis, Contro ls (N=12) and medium dose (N=13) GA Lesion ≥2.5 mm 2 and ≤17.5mm 2 (Lesion criteria in prior pivotal trials supporting approval); FAF= Fundus Autofluorescence; SD - OCT= Spectral Domain Optical Co herence Tomography; Primary analysis conducted by MMRM and p - value <0.05 EZ loss 27% slower in treated eyes compared to control 0.0 0.5 1.0 1.5 2.0 2.5 G A L e s i o n A r e a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Control Medium Dose 12 Months Natural History - 31% Exploratory Endpoint - Ellipsoid Zone Loss (SD - OCT; N=25) (Correlates to Visual Function) - 27% Primary Endpoint – Change in GA Lesion Area (FAF; N=28) EZ Area loss (%) Change from BL p < 0.05 Ocugen - March 2026 32 OCU410

Ocugen Hopes to Deliver on Its Promise to Transform the Treatment Landscape for Patients with GA 33 OCU410 potentially creates a new standard of care • First - in - class RORA MOA designed to support central retina and photoreceptor integrity • Promising Phase 2 results indicate 31% reduction in legion size and 27% slower EZ loss • Potential to eliminate treatment burden and patient fatigue to reduce treatment attrition • Optimized Phase 3 trial design and targeted GA lesion size for vision preservation • Upcoming Global Phase 3 , n=~300, adaptive design, >95% power, 3Q 2026 (Target) Ocugen - March 2026 OCU410

34 Milestones Anticipated Near - Term Targeted Milestones Retinitis Pigmentosa Stargardt Disease Geographic Atrophy OCU400 OCU410ST OCU410 100% Enrollment Completion Interim data Initiate Rolling BLA Submission Phase 3 topline data Initiate Phase 3 Phase 2 Study Results 2026 2027 1Q 2Q 3Q 4Q 1Q 2Q Phase 3 top line data BLA Submission Ocugen - March 2026

Advancing cures for blindness IR @ocugen.com